Commitments and Contingencies	9 Months Ended
Sep. 30, 2019
Leases [Abstract]
Commitments and Contingencies	Commitments and Contingencies
On January 1, 2019, the Company adopted ASU 2016- 02 and recorded ROU assets and lease liabilities related to 11 ground operating leases (see Note 2 — Summary of Significant Accounting Policies for additional information on the impact of adopting the new standard).
As of September 30, 2019, the Company has eight operating and six direct financing lease agreements related to certain acquisitions under leasehold interests arrangements. The eight operating leases have durations, including assumed renewals, ranging from 13.1 to 88.0 years.
As of September 30, 2019, the Company’s balance sheet includes ROU assets and liabilities of $7.2 million and $9.1 million, respectively, which are included in prepaid expenses and other assets and accounts payable and accrued expenses, respectively. In determining operating ROU assets and lease liabilities for the Company’s existing operating leases upon the adoption of the new lease guidance as well as for new operating leases in the current period, the Company was required to estimate an appropriate incremental borrowing rate on a fully-collateralized basis for the terms of the leases. Since the terms of the Company’s ground leases are significantly longer than the terms of borrowings available to the Company on a fully-collateralized basis, the Company’s estimate of this rate required significant judgment.
The Company’s ground operating leases have a weighted-average remaining lease term, including assumed renewals, of 42.4 years and a weighted-average discount rate of 7.34% as of September 30, 2019. For the three and nine months ended September 30, 2019, the Company paid cash of $0.2 million and $0.6 million, respectively, for amounts included in the measurement of lease liabilities and recorded expense of $0.2 million and $0.7 million, respectively, on a straight-line basis in accordance with the standard. The lease expense is recorded in property operating expenses in the consolidated statements of operations and comprehensive loss. The Company did not enter into any additional ground leases during the quarter ended September 30, 2019.
The following table reflects the base cash rental payments due from the Company as of September 30, 2019:

	Future Base Rent Payments
(In thousands)	Operating Leases	Direct Financing Leases
2019 (remainder)	$162	$20
2020	651	82
2021	663	84
2022	682	86
2023	684	88
Thereafter	30,067	7,590
Total lease payments	32,909	7,950
Less: Effects of discounting	(23,782)	(3,117)
Total present value of lease payments	$9,127	$4,833

The following table reflects the base cash rental payments due from the Company as of December 31, 2018:

	Future Base Rent Payments
(In thousands)	Operating Leases	Capital Leases
2019	$780	$80
2020	781	82
2021	774	84
2022	790	86
2023	760	88
Thereafter	34,344	7,590
Total lease payments	$38,229	8,010
Less: Effects of discounting		(3,202)
Total present value of lease payments		$4,808

Litigation and Regulatory Matters
In the ordinary course of business, the Company may become subject to litigation, claims and regulatory matters. There are no material legal or regulatory proceedings pending or known to be contemplated against the Company or its properties.
Environmental Matters
In connection with the ownership and operation of real estate, the Company may potentially be liable for costs and damages related to environmental matters. As of September 30, 2019, the Company had not been notified by any governmental authority of any non-compliance, liability or other claim, and is not aware of any other environmental condition that it believes will have a material adverse effect on the results of operations.
Development Project Funding
In August 2015, the Company entered into an asset purchase agreement and development agreement to acquire land and construction in progress, and subsequently fund the remaining construction, of a development property in Jupiter, Florida for $82.0 million. As of September 30, 2019, the Company had funded $96.0 million, including $10.0 million for the land and $86.0 million for construction in progress. As a result, the Company believes that it has satisfied its funding commitments for the construction. As of September 30, 2019, the Company had funded $14.0 million in excess of its $72.0 million funding commitment for the construction. The Company has and may continue to, at its election, provide additional funding to ensure completion of the construction. To the extent the Company funds additional monies for the completion of the development, Palm, the developer of the facility, is responsible for reimbursing the Company for any amounts funded. Entities related to Palm, referred to herein as the NuVista Tenant, owe the Company significant amounts due to defaults under leases with the Company at other properties in the Company’s portfolio (see Note 3 — Real Estate Investments for more information). The Company currently does not expect that Palm will reimburse the Company for construction overruns funded and there can be no assurance that they will do so, in whole or in part.
Palm is also responsible for completing the development and obtaining a final certificate of occupancy for the facility (the “CO”). However, Palm is in default of the development agreement and has ceased providing services under the development agreement. There is no assurance as to when and if Palm will comply with its obligations, and this has resulted in delays in obtaining the CO. The Company is currently working to obtain the CO, but there can be no assurance as to how long this process will take, or if the Company will be able to complete it at all.
Under the development agreement, the targeted completion date was December 31, 2016. Additionally, the estimated rent commencement date was expected to be no later than April 1, 2017 with entities related to Palm operating the property as the tenants (the “Jupiter Tenant”). The Company does not expect entities related to Palm to become the tenant and is working to find a replacement tenant once it obtains the CO, although there can be no assurance the Company will be able to do so on a timely basis, or at all. Pursuant to an agreement between the Company and the Jupiter Tenant, the Jupiter Tenant agreed to transfer all contracts, licenses and permits (including all operational permissions and certificates of need) to a replacement tenant designated by the Company. Until a replacement tenant is identified, there can be no assurance that this transfer will take place or that the Jupiter Tenant will comply with its obligations when required to do so. Moreover, until the CO is obtained and a replacement tenant is identified, the Company will not receive income from the property, and the amount of cash the Company is able to generate to fund distributions to its stockholders will continue to be adversely affected.
Although the Company is still working to obtain the CO, the Company may consider other alternatives for this property. If the Company were to pursue other alternatives, there can be no assurance as to the ultimate outcome of this development property.